UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 7, 2026
Summit Midstream Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-42201	99-3056990
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
910 Louisiana Street, Suite 4200
Houston, TX 77002
(Address of principal executive office) (Zip Code)
(Registrants’ telephone number, including area code): (832) 413-4770
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SMC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 7, 2026, Summit Midstream Corporation, a Delaware corporation (the “Company”), convened its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company who were holders of record of the Company’s outstanding voting stock, consisting of both common stock, par value $0.01 per share (“common stock”), and Class B common stock, par value $0.01 per share (“Class B Common Stock”), at the close of business on March 31, 2026, the record date for the Annual Meeting, voted on five proposals and cast their votes as described below. Holders of common stock and holders of Class B Common Stock voted together as a single class on Proposals 1, 3, 4, and 5. Holders of Class B Common Stock voted separately as a class on Proposal 2. At the Annual Meeting, the stockholders of the Company (i) elected three Class II director nominees to the board of directors of the Company (the “Board”) to serve until the annual meeting to be held in 2029, (ii) elected one Class II Class B director nominee to the Board to serve until the annual meeting to be held in 2029, (iii) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, (iv) approved, in an advisory resolution, the executive compensation of the Company’s named executive officers and (v) approved Amendment No. 1 to the Summit Midstream Corporation 2024 Long-Term Incentive Plan.
The matters voted upon at the Annual Meeting and the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to such matters, were as stated below. The proposals related to each such matter are described in detail in the Definitive Proxy Statement filed by the Company with the U.S. Securities and Exchange Commission on April 10, 2026.

Proposal 1 - Election of Three Class II Directors

	For	Withheld	Abstentions	Broker Non-Votes
J. Heath Deneke	13,848,937	3,943	0	2,984,955
Robert J. McNally	13,945,215	213,665	0	2,984,955
Carolyn J. Stone	14,129,785	29,095	0	2,984,955

Proposal 2 - Election of One Class II Director

	For	Withheld	Abstentions	Broker Non-Votes
James E. Herring, Jr.	6,524,467	0	0	0

Proposal 3 - Ratification of Appointment of Independent Registered Public Accounting Firm

For	Withheld	Abstentions	Broker Non-Votes
17,084,327	55,629	3,879	0

Proposal 4 - Approval of the Advisory Resolution on Executive Compensation

For	Withheld	Abstentions	Broker Non-Votes
11,996,010	2,156,973	5,897	2,984,955

Proposal 5 - Approval of Amendment No. 1 to the Summit Midstream Corporation 2024 Long-Term Incentive Plan

For	Withheld	Abstentions	Broker Non-Votes
11,993,900	2,163,605	1,375	2,984,955

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Summit Midstream Corporation
(Registrant)

Dated:	May 12, 2026	/s/ Matthew B. Sicinski
Matthew B. Sicinski, Senior Vice President and Chief Accounting Officer
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